SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ARTISAN COMPONENTS, INC.
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARTISAN COMPONENTS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held March 6, 2003

TO THE STOCKHOLDERS:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Artisan Components, Inc., a Delaware corporation (the “Company”) will be held on Thursday, March 6, 2003 at 10:00 a.m. local time, at the Company’s principal executive offices located at 141 Caspian Court, Sunnyvale, California 94089 for the following purposes:

1.	To elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors are elected;

2.	To approve the 2003 Stock Plan of the Company;

3.	To approve amendments to the 1997 Director Option Plan to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 150,000 shares, (ii) increase the automatic annual grant to each non-employee director to 15,000 shares, and (iii) provide for the following additional automatic annual grants: 30,000 shares to the Chairman of the Board of Directors, 20,000 shares to the Chairman of the Audit Committee, 10,000 shares to the Chairman of the Compensation Committee and 10,000 shares to the Chairman of the Nominating and Governance Committee;

4.	To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending September 30, 2003; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

            The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on January 17, 2003 are entitled to notice of and to vote at the meeting.

            All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

Sincerely

Mark R. Templeton President and Chief Executive Officer

Sunnyvale, California January 27, 2003

YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

ARTISAN COMPONENTS, INC.

PROXY STATEMENT FOR 2003
ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

              The enclosed proxy is solicited on behalf of the Board of Directors of Artisan Components, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held Thursday, March 6, 2003 at 10:00 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s principal executive offices located at 141 Caspian Court, Sunnyvale, California 94089. The Company’s telephone number at that location is (408) 734-5600.

              These proxy solicitation materials and the Annual Report to Stockholders for the year ended September 30, 2002, including financial statements, were first mailed on or about January 27, 2003 to all stockholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

              Stockholders of record at the close of business on January 17, 2003 (the “Record Date”) are entitled to notice of and to vote at the meeting. The Company has one series of common shares outstanding, designated common stock, $0.001 par value. At the Record Date, 17,387,196 shares of the Company’s common stock were issued and outstanding. At the Record Date there were 54 stockholders of record. The Company has 5,000,000 shares of authorized Preferred Stock, $0.001 par value per share, of which 50,000 shares have been designated as Series A Participating Preferred Stock. As of the Record Date, no shares of the Company’s Preferred Stock were issued or outstanding.

              The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of December 31, 2002 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director and nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all directors and executive officers as a group.

Five Percent Stockholders, Directors and Certain Executive Officers (1)	Common Stock Beneficially Owned (2)	Percentage Owned (3)

Neuberger Berman (4)	1,695,053	9.8
605 Third Ave., New York, NY 10158

John G. Malecki (5)	929,219	5.4

Mark R. Templeton (6)	929,102	5.3

Scott T. Becker (7)	439,221	2.5

Joy E. Leo (8)	152,491	*

Harry Dickinson (9)	104,314	*

Brent N. Dichter (10)	89,588	*

G. Lee Allgood (11)	68,516	*

Lucio L. Lanza (12)	57,276	*

Morio Kurosaki (13)	20,729	*

Leon Malmed (14)	19,374	*

R. Stephen Heinrichs	—	—

Robert P. Latta	—	—

All directors and executive officers as a group (12 persons)	1,880,611	10.4

*	Less than 1%

(1)	Unless otherwise indicated, the address of each of the individuals named below is: c/o Artisan Components, Inc., 141 Caspian Court, Sunnyvale, CA 94089.

(2)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. The number of shares beneficially owned includes common stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days after December 31, 2002

(3)	Percentage of ownership is based on 17,312,729 shares of common stock outstanding as of December 31, 2002 with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of common stock subject to options currently exercisable or exercisable within 60 days after December 31, 2002 deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(4)	Reflects information filed on June 10, 2002 with the Securities and Exchange Commission on Schedule 13G by Neuberger Berman, Inc. and Neuberger Berman, LLC. Neuberger Berman, Inc. owns 100% of Neuberger Berman, LLC. Neuberger Berman, LLC has sole power to vote or to direct the vote of 57,791 shares, shared power to vote or to direct the vote of 986,400 shares and shared power to dispose or to direct the disposition of 1,695,053 shares. Neuberger Berman, LLC and Neuberger Berman Management Inc. serve as sub-adviser and investment manager, respectively, of Neuberger Berman’s various mutual funds.

(5)	Includes 43,769 shares subject to options to purchase the Company’s common stock.

(6)	Includes 143,749 shares subject to options to purchase the Company’s common stock.

(7)	Includes 300,297 shares held by Scott T. Becker and Jacklin K. Becker as trustees for Scott T. Becker and Jacklin K. Becker, Trustees, or their successors in trust, under the Scott T. Becker Living Trust, dated October 18, 2001, 96,738 shares subject to options to purchase the Company’s common stock, 3,778 shares of Common Stock and 18,008 shares subject to options to purchase the Company’s common stock held by his wife, Jacklin K. Becker and 20,400 shares held by Scott T. Becker and Paul H. Becker as trustees for the Michael I. Becker, the Thomas R. Becker and the Kailey E. Becker Trusts dated 11/11/1997 under the UGMA. The beneficiaries of the trusts are Mr. Becker’s children and Mr. Becker may be deemed to share voting and investment powers of the shares held in trust.

(8)	Includes 146,978 shares subject to options to purchase the Company’s common stock.

(9)	Includes 94,314 shares subject to options to purchase the Company’s common stock.

(10)	Includes 83,904 shares subject to options to purchase the Company’s common stock.

(11)	Includes 63,061 shares subject to options to purchase the Company’s common stock.

(12)	Includes 37,082 shares subject to options to purchase the Company’s common stock.

(13)	Includes 13,229 shares subject to options to purchase the Company’s common stock issued to Morio Kurosaki and 7,500 shares subject to options to purchase the Company’s common stock issued to Aisys Corporation, a corporation in which Mr. Kurosaki is a principal stockholder.

(14)	Options to purchase the Company’s common stock.

Revocability of Proxies

              Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. Deliveries to the Company should be addressed to Ms. Joy E. Leo, Secretary, 141 Caspian Court, Sunnyvale, California 94089.

Voting and Solicitation

              Each stockholder is entitled to one vote for each share of common stock of the Company held. Every stockholder voting for the election of directors (Proposal One) may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such stockholder is entitled to vote, or distribute such stockholder’s votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than seven candidates. However, no stockholder shall be entitled to cumulate votes unless the candidate’s name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the stockholder’s votes. On all other matters, each share of common stock has one vote. A quorum comprising the holders of the majority of the outstanding shares of common stock on the Record Date must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted in establishing the quorum.

              This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

              The Company expects to retain Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies in connection with the Annual Meeting. The Company will pay such firm customary fees, expected to be approximately $12,000 plus expenses.

Deadline for Receipt of Stockholder Proposals for 2003 Annual Meeting

              Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2004 Annual Meeting of Stockholders must be received by the Company no later than September 30, 2003 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting, unless the date of the meeting is delayed by more than 30 calendar days from March 6, 2004. The attached proxy card grants the proxy holders discretionary authority to vote on any matter properly raised at the 2003 Annual Meeting. If a stockholder intends to submit a proposal at the 2004 Annual Meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must do so no later than December 13, 2003. If such stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2004 Annual Meeting.

PROPOSAL ONE
ELECTION OF DIRECTORS

Nominees

              A board of seven directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s seven nominees named below, six of whom are presently directors of the Company. The size of the Board of Directors of the Company was increased from five to seven by resolution of the Board of Directors adopted on January 22, 2003, at which time R. Stephen Heinrichs was appointed to the Board by the unanimous vote of the Board of Directors. The seven nominees named below were approved by the Nominating and Governance Committee of the Board of Directors. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been duly elected and qualified.

Vote Required

              If a quorum is present and voting, the seven nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and “broker non-votes” are not counted in the election of directors.

Nominees

The names of the nominees and certain information about them are set forth below:

Name of Nominee	Age	Position with the Company	Director Since

Mark R. Templeton	44	President, Chief Executive Officer and Director	1991
Scott T. Becker	42	Chief Technology Officer and Director	1991
Lucio L. Lanza (1)(2)(3)	59	Chairman of the Board	1996
R. Stephen Heinrichs	56	Director	2003
Morio Kurosaki (1)(2)(3)	46	Director	2001
Robert P. Latta	48	Nominee	—
Leon Malmed (1)(2)(3)	65	Director	2000

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee

(3)	Member of the Nominating and Governance Committee

              There is no family relationship between any director or executive officer of the Company.

              Mark R. Templeton has served as President, Chief Executive Officer and a director of the Company since April 1991 when he co-founded the Company. From April 1990 to March 1991, Mr. Templeton was director of the Custom IC Design Group at Mentor Graphics Corporation (“Mentor Graphics”), an electronic design automation, or EDA company. From October 1984 to March 1990, he held various positions with Silicon Compilers Systems Corporation (“Silicon Compilers”), an EDA company, with his last position being Director of the Custom IC Design Group.

              Scott T. Becker has served as a director of the Company since April 1991 when he co-founded the Company. He has served as Chief Technical Officer since May 1993 and was Vice President, Engineering of the Company from April 1991 to May 1993. From April 1990 to April 1991, he was the manager of the library development group at the IC Division of Mentor Graphics. From May 1985 to April 1990, he was responsible for library development at Silicon Compilers.

              Lucio L. Lanza has served as a director of the Company since March 1996 and was named Chairman of the Board of Directors in November 1997. He is currently Managing Director of Lanza techVentures, an early stage venture capital and investment firm, which he founded in January 2001. Mr. Lanza joined U.S. Venture Partners, a venture capital firm, as a venture partner in 1990 and was a general partner of U.S. Venture Partners from November 1996 through December 2000. From 1990 to 1995, Mr. Lanza also served as an independent consultant to semiconductor, communications and computer-aided design companies, including Cadence Design Systems, Inc., an EDA company. From 1986 to 1989, he served as Chief Executive Officer of EDA Systems, Inc., an EDA company. Mr. Lanza also serves on the board of directors of PDF Solutions, Inc., a provider of technologies to improve semiconductor manufacturing yields.

              R. Stephen Heinrichs has served as a director of the Company since January 22, 2003. Mr. Heinrichs is a member of the Board of Directors of Avistar Communications Corporation (“Avistar”), a video communications company he co-founded. Until his retirement in April 2001, Mr. Heinrichs was chief financial officer and corporate secretary of Avistar and its subsidiaries. Since 1990, Mr. Heinrichs has been chairman of the board of directors of Western Data Systems of Nevada, Inc., a private company that is a supplier of software to the aerospace and defense industries. Mr. Heinrichs is a Certified Public Accountant.

              Morio Kurosaki has served as President and CEO of IT-Farm Corporation, a Japanese incubation fund management firm, since November 1999. In 1988, Mr. Kurosaki founded Aisys Corporation, a Japanese business development firm that supports the entry of non-Japanese companies into the Japanese market. Mr. Kurosaki has served as a managing general partner of Aisys from 1988 through June 2002. Prior to 1988, Mr. Kurosaki held various sales and account management positions at Western Digital Japan, Daisy Systems Japan and then Intel Japan. Mr. Kurosaki serves on the board of directors of IT-Farm Corporation.

              Robert P. Latta is a member of the law firm Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”). Mr. Latta joined WSGR in 1979 and has been a member since 1984. Mr. Latta specializes in venture-backed start-ups, public offerings and mergers and acquisitions. Mr. Latta and WSGR have represented the Company and its predecessors as corporate counsel since 1997. Mr. Latta serves on the board of directors of Avistar.

              Leon Malmed has served as a director of the Company since April 2000. Mr. Malmed retired from the position of senior vice president of sales and marketing at SanDisk Corporation, a flash data storage company, in March 2000. Mr. Malmed joined SanDisk in December 1992. Prior to 1992, he served as an executive with several data storage companies including Maxtor Corp., Quantum Corp. and SyQuest Technology, Inc. Mr. Malmed also serves on the board of directors of Socket Communications, Inc, a developer and manufacturer of wireless connection products for handheld computers and other devices.

Board Meetings and Committees

              The Board of Directors of the Company held a total of four (4) regularly scheduled meetings and four (4) special meetings during fiscal 2002 and acted by unanimous written consent seven (7) times. All directors attended greater than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served either in person or telephonically. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

              The Audit Committee was established on January 9, 1998, at which time the Board of Directors adopted a written charter for the Audit Committee. The Audit Committee Charter was amended and restated by the Board of Directors on November 21, 2002 to enhance the committee member independence requirements, update the committee’s responsibilities and authorize the committee to engage its own outside advisors as it considers necessary. A copy of the amended and restated Audit Committee Charter is attached hereto as Exhibit A. The report of the Audit Committee for fiscal 2002 is included in these proxy solicitation materials.

              The purpose of the Audit Committee is to oversee and monitor the accounting and financial reporting processes of the Company, the audits of the financial statements of the Company, the qualifications, independence and performance of the Company’s independent accountants and the Company’s internal accounting and financial controls. In fiscal 2002, the Audit Committee consisted of Lucio Lanza, Leon Malmed and Morio Kurosaki, who continue to serve in such capacity as of the date of this Proxy Statement. The Audit Committee met four (4) times during fiscal 2002 and acted by unanimous written consent one (1) time during fiscal 2002. The members of the Audit Committee who served during fiscal 2002 are “independent” as defined under Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

              The Compensation Committee was established on January 9, 1998, at which time the Board of Directors adopted a written Charter for the Compensation Committee. The Compensation Committee Charter was amended and restated by the Board of Directors on November 21, 2002 to enhance the committee member independence requirements, update the committee’s responsibilities and authorize the committee to engage its own outside advisors as it considers necessary. A copy of the amended and restated Compensation Committee Charter is attached hereto as Exhibit B. The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for executive officers and other employees of the Company and administers various incentive compensation and benefit plans. In fiscal 2002, the Compensation Committee consisted of Lucio Lanza, Leon Malmed and Morio Kurosaki, who continue to serve in such capacity as of the date of this Proxy Statement. The Compensation Committee met one (1) time during fiscal 2002. The Compensation Committee acted by unanimous written consent fourteen (14) times during fiscal 2002. The report of the Compensation Committee for fiscal 2002 is included in these proxy solicitation materials.

              The Nominating and Governance Committee of the Board of Directors was established on November 21, 2002, at which time the Board of Directors adopted a Charter for the Committee. The Nominating and Governance Committee is expected to identify, evaluate and recommend nominees for the Board of Directors for purposes of each annual meeting of stockholders, evaluate the composition, organization and governance of the Board of Directors and its committees and develop and recommend corporate governance principles and policies applicable to the Company. The Nominating and Governance Committee will consider nominees recommended by stockholders if such nominations are submitted to the Company prior to the deadline for proposals to be included in a proxy statement as set forth in this Proxy Statement under “Deadline for Receipt of Stockholder Proposals for 2004 Annual Meeting” and in future proxy statements. The Nominating and Governance Committee consists of Lucio Lanza, Leon Malmed and Morio Kurosaki and the committee has met two (2) times and acted by written consent once since its formation.

Compensation Committee Interlocks and Insider Participation

              During fiscal 2002, no member of the Compensation Committee was an officer or employee of the Company. During fiscal 2002, no member of the Compensation Committee or executive officer of Company served as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee. Mr. Templeton, who is President, Chief Executive Officer and a director of the Company, participates in all discussions regarding salaries and incentive compensation for all employees and consultants to the Company, except that Mr. Templeton is excluded from discussions regarding his own salary and incentive compensation.

              The Board unanimously recommends a vote “FOR” the election of each of the above nominees to serve as directors of the Company until the next Annual Meeting of Stockholders or until their successors are elected.

PROPOSAL TWO
APPROVAL OF THE 2003 STOCK PLAN

              The Company’s stockholders are being asked to approve the adoption of the 2003 Stock Plan (the “2003 Plan”) as the successor to the Company’s existing 1993 Stock Option Plan (the “1993 Plan”), which expires on October 1, 2003. The 2003 Plan was approved by the Board of Directors of the Company on January 15, 2003, subject to stockholder approval. The 2003 Plan will become effective immediately upon stockholder approval. As of the date of this Proxy Statement, no options had been granted pursuant to the 2003 Plan. The 1993 Plan will be terminated, and no further option grants or share issuances will be made under the 1993 Plan, on the date of stockholder approval of the 2003 Plan. However, all outstanding options under the 1993 Plan will continue to be governed by the terms and conditions of the 1993 Plan and existing option agreements for those grants.

              As of December 31, 2002 options for 4,123,846 shares of Common Stock were outstanding under the 1993 Plan, and 557,117 shares of Common Stock remained available for future option grants. All shares of Common Stock which have been reserved but not issued under the 1993 Plan as of the date of stockholder approval of the 2003 Plan will be transferred to the 2003 Plan and an additional 1,000,000 shares of Common Stock will be reserved for issuance under the 2003 Plan.

              The 2003 Plan authorizes the Board of Directors to grant incentive and non-statutory stock options and stock purchase rights to eligible employees and directors of the Company. The 2003 Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company’s business. Since its inception, the Company has provided stock options as an incentive to its key employees and executives as means to promote increased stockholder value. The Company believes stock options and stock purchase rights are among the prime methods of attracting and retaining key personnel responsible for the continued development and growth of the Company’s business. In addition, stock options are considered a competitive necessity in the high technology industry.

Vote Required

              If a quorum is present, the affirmative vote of a majority of the shares present, entitled to vote and cast at the Annual Meeting will be required to approve the 2003 Plan.

              Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote “against” the proposal.

Terms of the 2003 Plan

              The following is a summary of the principal features of the 2003 Plan. A copy of the proposed 2003 Plan will be furnished by the Company to any stockholder upon written request to the Corporate Secretary located at 141 Caspian Court, Sunnyvale, California 94089.

        Purpose

              The purposes of the 2003 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and directors of the Company and to promote the success of the Company’s business.

        Administration

              The 2003 Plan may be administered by the Board of Directors of the Company or a Committee of the Board (as applicable, the “Administrator”). The Administrator determines the terms of options granted, including the number of shares subject to the option and the exercisability thereof. The Administrator may make any determination deemed necessary or advisable to the 2003 Plan, and its decisions are final and binding upon all participants. Members of the Board of Directors or the Compensation Committee receive no additional compensation for their services in connection with the administration of the 2003 Plan.

        Eligibility

              The 2003 Plan provides that incentive or non-statutory stock options and stock purchase rights may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the 2003 Plan provides that non-statutory stock options and stock purchase rights may be granted to directors of the Company or any of its designated subsidiaries. As of December 31, 2002, there were approximately 250 employees and directors that would be eligible to receive options and stock purchase rights under the 2003 Plan. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee’s services, the optionee’s present and potential contribution to the success of the Company and other relevant factors. The 2003 Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options held by an employee that are exercisable for the first time in any one calendar year. The 2003 Plan provides that a maximum of 300,000 shares (up to 500,000 shares if in connection with initial employment) may be granted to any one individual during any fiscal year. The 2003 Plan does not provide for a minimum number of option shares that may be granted to any one optionee.

         Shares Reserved for Issuance

              All shares of Common Stock which have been reserved but not issued under the 1993 Plan as of the date of stockholder approval of the 2003 Plan will be transferred to the 2003 Plan and an additional 1,000,000 shares of Common Stock will be reserved for issuance under the 2003 Plan. As of December 31, 2002, 557,117 shares of Common Stock have been reserved for grant but not issued under the 1993 Plan. If an option granted under the 1993 Plan or the 2003 Plan expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an option exchange program, the unissued shares subject to such option shall again be available for issuance under the 2003 Plan, and if shares sold under the 2003 Plan are forfeited to the Company or are repurchased by the Company at the issue price paid per share, the number of shares forfeited or repurchased shall again be available for issuance under the 2003 Plan.

Terms of Options

              Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted. Each option granted under the 2003 Plan is subject to the following terms and conditions:

(1) Exercise of the Option: The Administrator determines when options granted under the 2003 Plan become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of already-owned shares of the Company’s Common Stock subject to certain conditions, pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes, a reduction in the amount of any Company liability to the individual, any combination of the foregoing methods of payment, or such other consideration as determined by the Administrator and as permitted by applicable laws. An Option may not be exercised for a fraction of a share.

(2) Option Price: The option price of all incentive stock options and non-statutory stock options under the 2003 Plan may not be less than the fair market value of the Common Stock on the date the option is granted. However, non-statutory stock options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a merger or other corporate transaction. In the case of an option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant. For purposes of the 2003 Plan, fair market value is defined as the closing sale price per share of the Common Stock on the date of grant as reported on the Nasdaq National Market.

(3) Termination of Employment Relationship: The 2003 Plan provides that if the optionee’s employment relationship with the Company is terminated for any reason, other than death or disability, the period of time during which an option may be exercised following such termination may be determined by the Administrator and set forth in the option agreement and the option may be exercised only to the extent the options were exercisable on the date of termination and in no event later than the expiration of the term of the option. In the absence of a specified time in the option agreement, the option shall remain exercisable for 90 days after the optionee’s termination.

(4) Death: If an optionee should die while an employee of the Company, options granted to such employee may be exercised within such period of time as is determined by the Administrator and set forth in the option agreement but only to the extent that the options were exercisable on the date of death and in no event later than the expiration of the term of such option as set forth in the option agreement. In the absence of a specified time in the option agreement, the option shall remain exercisable for one year following the optionee’s death.

(5) Disability: If an optionee’s employment is terminated due to a disability, options granted to such employee may be exercised within such period of time as is determined by the Administrator and set forth in the option agreement, but only to the extent that the options were exercisable on the date of termination and in no event later than the expiration of the term of such option as set forth in the option agreement. In the absence of a specified time in the option agreement, the option shall remain exercisable for one year following the optionee’s termination due to disability.

(6) Term of Options: The term of each option is fixed by the Administrator and may not exceed ten years from the date of grant in the case of incentive stock options. However, incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after the expiration of its term.

(7) Nontransferability of Options: Unless determined otherwise by the Administrator, an option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

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Stock Purchase Rights

              In the case of stock purchase rights, unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

Adjustment Upon Changes in Capitalization or Merger

              In the event any change, such as a stock split or dividend, is made in the Company’s capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of a merger of the Company with or into another corporation, all outstanding options may either be assumed or an equivalent option may be substituted by the surviving entity or, if such options are not assumed or substituted, such options shall become exercisable as to all of the shares subject to the options, including shares as to which would not otherwise be exercisable. In the event that options become exercisable in lieu of assumption or substitution, the Administrator shall notify optionees that all options shall be fully exercisable for a period of 15 days, after which such options shall terminate.

Amendment and Termination

              The Board of Directors may amend, alter, suspend or terminate the 2003 Plan at any time for any reason. No action by the Board of Directors or stockholders may alter or impair any option previously granted under the 2003 Plan without the written consent of the optionee. In addition, the Company will obtain stockholder approval of any amendment of the 2003 Plan as necessary to comply with applicable laws, regulations and stock exchange rules. Unless earlier terminated, the 2003 Plan will terminate in March 2013.

Tax Information

              The Company may grant “incentive stock options,” as defined in Section 422 of the Internal Revenue Code, non-statutory options or stock purchase rights pursuant to the 2003 Plan.

              Incentive Stock Options. An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise is an adjustment for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. Net capital gains on shares held more than twelve months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains, and up to $3,000 against other income. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

              Non-statutory Stock Options. All other options that do not qualify as incentive stock options are referred to as non-statutory options. An optionee will not recognize any taxable income at the time a non-statutory option is granted. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option. Upon resale of such shares by the optionee, any difference between the sales price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than twelve months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains, and up to $3,000 against other income.

              Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when our right of repurchase lapses). The purchaser’s ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

              The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of purchase), an election pursuant to Section 83(b) of the Internal Revenue Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

              The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 2003 Plan. It does not purport to be complete, and does not discuss the tax consequences of the optionee’s death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Participation in the 2003 Plan

              The grant of options under the 2003 Plan to employees, including the Named Executive Officers and directors, is subject to the discretion of the Administrator. As of the date of this Proxy Statement, there has been no determination by the Administrator with respect to future awards under the 2003 Plan. Accordingly, future awards are not determinable. The table of option grants under “Executive Compensation and Other Matters — Option Grants in Last Fiscal Year” provides information with respect to the grant of options to the Named Executive Officers (identified in that table) during fiscal 2002. During fiscal 2002, all current executive officers as a group and all employees, including current officers who are not executive officers, as a group were granted options to purchase 205,139 shares and 972,475 shares, respectively, pursuant to the 1993 Plan. Current directors who are not officers of the Company did not receive any option grants under the 1993 Plan in fiscal 2002.

              The Board of Directors unanimously recommends that stockholders vote “FOR” the approval of the 2003 Stock Plan.

PROPOSAL THREE
APPROVAL OF AMENDMENTS TO THE 1997 DIRECTOR OPTION PLAN

              The 1997 Director Option Plan (the “Director Plan”) was adopted by the Board of Directors in November 1997 and approved by the stockholders in November 1997. On January 15, 2003, the Board of Directors authorized amendments to the Director Plan, subject to stockholder approval, to (i) increase in the number of shares of Common Stock reserved for issuance thereunder by 150,000 shares to a new total of 350,000 shares, (ii) increase the automatic annual grant to each non-employee, or outside director to 15,000 shares, and (iii) provide for the following additional automatic annual grants: 30,000 shares to the Chairman of the Board of Directors, 20,000 shares to the Chairman of the Audit Committee, 10,000 shares to the Chairman of the Compensation Committee and 10,000 shares to the Chairman of the Nominating and Governance Committee, provided that such persons are not employees of the Company.

              The Director Plan provides for the automatic grant of non-statutory stock options to outside directors in order to assist the Company in attracting, retaining and motivating the best available persons for membership on the Board of Directors and its committees. Since its inception, the Company has provided stock options as an incentive to its outside directors as means to promote increased stockholder value. The Company believes stock options are one of the prime methods of attracting and retaining key members of the Board of Directors responsible for overseeing the continued development and growth of the Company’s business. In addition, stock options are considered a competitive necessity in the high technology industry.

              The Company believes that recent regulatory developments in the areas of corporate governance and financial reporting have resulted in increased demand for qualified and capable public company directors. As a result of increased competition for such directors and the increase in statutory responsibilities of such directors, the Company believes that the amendments to the Director Plan are necessary for the Company to continue to attract and retain the best available persons for service as non-employee members of the Board of Directors and its committees. The amendments to the Director Plan will become effective immediately upon stockholder approval.

              As of December 31, 2002, options for 108,125 shares of Common Stock were outstanding under the Director Plan, and 75,209 shares of Common Stock remained available for future option grants.

Vote Required

              If a quorum is present, the affirmative vote of a majority of the shares present, entitled to vote and cast at the Annual Meeting will be required to approve the amendments to the Director Plan.

              Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote “against” the proposal.

Terms of the Director Plan

              The following is a summary of the principal features of the Director Plan, as revised by the proposed amendments. A copy of the proposed Director Plan will be furnished by the Company to any stockholder upon written request to the Corporate Secretary located at 141 Caspian Court, Sunnyvale, California, 94089.

        Purpose

              The purposes of the Director Plan are to attract and retain the best available personnel for service as outside directors of the Company, to provide additional incentive to outside directors of the Company to serve as directors and to encourage their continued service on the Board of Directors.

        Administration and Grants of Options under the Director Plan

              All grants of options to outside directors under the Director Plan are automatic and nondiscretionary and are to be made in accordance with the terms and conditions of the Director Plan. The Director Plan provides that each person who becomes an outside director will automatically be granted an option to purchase 25,000 shares of Common Stock of the Company upon joining the Board of Directors, provided that an employee director who ceases to be an employee but remains a director will not receive such an option grant. The Director Plan in its current form provides that on the date of the meeting of the Board of Directors immediately following each annual meeting of stockholders during the term of the Director Plan, each outside director will be automatically granted an option to purchase 5,000 shares of Common Stock, provided that such director is an outside director and such director has served on the Board of Directors for at least the preceding six (6) months. The Director Plan, amended as proposed, would provide that, on the date of the meeting of the Board of Directors immediately following each annual meeting of stockholders during the term of the Director Plan, (i) each outside director will be automatically granted an option to purchase 15,000 shares of Common Stock, provided that such director is an outside director and such director has served on the Board of Directors for at least the preceding six, (6) months, (ii) the Chairman of the Board will be automatically granted an option to purchase an additional 30,000 shares of Common Stock, (iii) the Chairman of the Audit Committee will be automatically granted an option to purchase an additional 20,000 shares of Common Stock, (iv) the Chairman of the Compensation Committee will be automatically granted an option to purchase an additional 10,000 shares of Common Stock, and (v) the Chairman of the Nominating and Governance Committee will be automatically granted an option to purchase an additional 10,000 shares of Common Stock.

        Eligibility

              The Director Plan provides that non-statutory stock options may be granted to non-employees, or outside directors of the Company. As of December 31, 2002, there were three directors eligible to receive automatic annual option grants under the Director Plan.

        Shares Reserved for Issuance

              The Director Plan in its current form provides for 200,000 shares of Common Stock to be reserved for issuance thereunder. The Director Plan, amended as proposed, provides for a total of 350,000 shares of Common Stock to be reserved for issuance thereunder. As of December 31, 2002, 16,666 shares reserved for issuance under the Director Plan had been issued and 108,125 shares were subject to outstanding options, leaving 75,209 shares reserved for future grants under the Director Plan.

Terms of Options

              Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted. Each option granted under the Director Plan is subject to the following additional terms and conditions:

(1) Exercise of the Option: Options granted under the Director Plan are exercisable only while the outside director remains a director of the Company, except as described below. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, delivery of already-owned shares of the Company’s Common Stock subject to certain conditions, pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes, or any combination of the foregoing methods of payment. An Option may not be exercised for a fraction of a share.

(2) Option Price: The option price of all stock options under the Director Plan is set at the fair market value of the Common Stock on the date the option is granted. For purposes of the Director Plan, fair market value is defined as the closing sale price per share of the Common Stock on the date of grant as reported on the Nasdaq National Market.

(3) Termination of Continuous Status as Director: The Director Plan provides that if the optionee’s status as a Director is terminated for any reason, other than death or disability, the option may be exercised within three months of the date of termination, but only to the extent the option was exercisable on the date of termination and in no event later than the expiration of the term of the option.

(4) Death: If an optionee should die, the option shall remain exercisable for twelve months following the optionee’s death, but only to the extent the option was exercisable on the date of death and in no event later than the expiration of the term of the option.

(5) Disability: If an optionee’s status as a Director terminates as a result of total and permanent disability, the option shall remain exercisable for twelve months following the date of such termination, but only to the extent the option was exercisable on the date of termination and in no event later than the expiration of the term of the option.

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(6) Term of Options: The term of each option is ten years from the date of grant. No option may be exercised by any person after the expiration of its term.

(7) Nontransferability of Options: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

Adjustment Upon Changes in Capitalization, Merger or Sale of Assets

              In the event any change, such as a stock split or dividend, is made in the Company’s capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of a merger of the Company with or into another corporation or the sale of all or substantially all assets of the Company, all outstanding options may either be assumed or an equivalent option may be substituted by the surviving entity or, if such options are not assumed or substituted, such options shall become exercisable as to all of the shares subject to the options, including shares as to which would not otherwise be exercisable. In the event that the options are assumed or substituted and the optionee’s status as a Director of the Company or director of the successor corporation is terminated other than by voluntary resignation, the option will become fully exercisable, including shares for which it would not otherwise be exercisable. In the event that options become exercisable in lieu of assumption or substitution, the Board of Directors is to notify optionees that all options shall be fully exercisable for a period of 30 days, after which such options shall terminate.

Amendment and Termination

              The Board of Directors may amend, alter, suspend or terminate the Director Plan at any time and for any reason. No action by the Board of Directors or stockholders may alter or impair any option previously granted under the Director Plan without the written consent of the optionee. In addition, the Company will obtain stockholder approval of any amendment of the Director Plan as necessary to comply with any applicable law, regulation or stock exchange rule. Unless earlier terminated by the Board of Directors, the Director Plan will terminate in October 2006.

Tax Information

              The Company may grant non-statutory options pursuant to the Director Plan. Non-statutory options are options that do not qualify as “incentive stock options,” as defined in Section 422 of the Internal Revenue Code. An optionee will not recognize any taxable income at the time he is granted a non-statutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Upon resale of such shares by the optionee, any difference between the sales price and the optionee’s purchase price, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than twelve months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains, and up to $3,000 against other income.

              The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Director Plan. It does not purport to be complete and does not discuss the tax consequences of the optionee’s death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Participation in the Director Plan

              During fiscal 2002, all outside directors as a group were granted options to purchase a total of 15,000 shares pursuant to the Director Plan. During fiscal 2003, if the amendments to the Director Plan are approved, the Company expects to grant options to purchase 140,000 shares of Common Stock to current directors who are not executive officers as a group and options to purchase 25,000 shares of Common Stock to the new director expected to join the Board following the 2003 Annual Meeting of Stockholders.

              The Board of Directors unanimously recommends that stockholders vote “FOR” the approval of the amendments to the Director Plan.

PROPOSAL FOUR
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

              The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2003, and recommends that stockholders vote for ratification of such appointment.

              PricewaterhouseCoopers LLP has audited the Company’s financial statements annually since 1997. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees

              For fiscal 2002, PricewaterhouseCoopers LLP billed the Company $135,100 in fees for audit of its annual financial statements included in its annual report on Form 10-K and review of the Company’s unaudited interim quarterly financial statements included in its quarterly reports on Form 10-Q.

Financial Information Systems Design and Implementation Fees

              The Company did not engage PricewaterhouseCoopers LLP to provide advice regarding financial information systems design and implementation during fiscal 2002.

All Other Fees

              The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered other than described above were $80,865 for the fiscal year ended September 30, 2002. These fees related primarily to tax compliance, acquisition audit and consulting services.

              The Audit Committee considered whether the non-audit services rendered by PricewaterhouseCoopers LLP were compatible with maintaining PricewaterhouseCoopers LLP independence as accountants of the Company’s financial statements.

Vote Required

              Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants is not required by any applicable legal requirement. However, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board may, at its discretion, direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the Company’s best interests and in the best interests of the Company’s stockholders.

              If a quorum is present and voting, the affirmative vote a majority of the shares voting shall be required to ratify the appointment of PricewaterhouseCoopers LLP. Abstentions and “broker non-votes” are not counted in the ratification of PricewaterhouseCoopers’ appointment.

              The Board unanimously recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

              The following table sets forth total compensation for the fiscal years ended September 30, 2002, 2001 and 2000 for the Chief Executive Officer and each of the next four most highly compensated executive officers (the “Named Executive Officers”):

Summary Compensation Table

Name and Principal Position	Fiscal Year	Annual Compensation (1)			Long-Term Compensation Awards	All Other Compensation (3)

					Number of Securities Underlying Options (2)

		Salary	Bonus	Other Annual Compensation

Mark R. Templeton	2002	$232,858	$208,103	—	60,000	$11,657
President and Chief Executive	2001	200,000	—	—	—	1,909
Officer	2000	200,000	—	—	25,000	1,909

Joy E. Leo (4)	2002	224,583	93,500	—	45,000	2,899
Vice President, Finance and	2001	220,000	—	—	220,000	2,625
Administration, Chief Financial	2000	11,611	—	—	—	—
Officer and Secretary

Harry Dickinson (5)	2002	208,007	106,500	—	13,806	3,240
Chief Operating Officer	2001	66,056	10,000	—	240,000	2,562
	2000	—	—	—	—	—

Brent Dichter	2002	191,250	61,000	—	16,438	2,435
Vice President, Engineering	2001	182,500	36,000	—	—	2,906
	2000	165,000	—	—	62,000	2,810

G. Lee Allgood (6)	2002	184,792	59,000	—	9,793	3,863
Vice President, Worldwide Sales	2001	45,694	3,000	—	160,000	1,731
	2000	—	—	—	—	—

(1)	Other than salary and bonus described herein, the Company did not pay the persons named in the Summary Compensation Table any compensation, including incidental personal benefits, in excess of 10% of such executive officer’s salary.

(2)	These shares are subject to stock options granted under the 1993 Plan and under the 2000 Plan.

(3)	Represents matching contributions under the Company’s 401(k) plan and for Mark R. Templeton health benefit insurance premiums for family coverage.

(4)	Ms. Leo joined the Company in September 2000.

(5)	Mr. Dickinson joined the Company in June 2001.

(6)	Mr. Allgood joined the Company In June 2001.

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OPTION GRANTS IN LAST FISCAL YEAR

              The following table provides information concerning each grant of options to purchase the Company’s common stock made during the fiscal year ended September 30, 2002 to the Named Executive Officers.

Name	Individual Grants				Potential Realizable Value Minus Exercise Price at Assumed Annual Rate of Stock Price Appreciation for Option Term (1)

	Number of Securities Underlying Options Granted (2)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share (2)	Expiration Date

					5%	10%

Mark R. Templeton	60,000	5.0	$8.49	11/5/11	$320,359	$811,852
Joy E. Leo	45,000	3.8	$8.49	11/5/11	240,269	608,889
Harry Dickinson	13,806	1.2	$8.49	11/5/11	73,715	186,807
Brent Dichter	16,438	1.4	$8.49	11/5/11	87,768	222,420
G. Lee Allgood	9,793	0.8	$8.49	11/5/11	52,288	132,508

(1)	Potential realizable value is based on the assumption that the common stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the 10 year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company’s estimate of future stock price growth. There is no assurance provided to any executive officer or any other holder of the Company’s securities that the actual stock price appreciation over the term of the option will be at the assumed 5% or 10% annual rates of compounded stock price appreciation or at any other defined level. No value will be realized from the option grants made to the officers of the Company unless the market price of the Company’s common stock appreciates over the option term.

(2)	Options were granted on November 5, 2001 and have an exercise price of $8.49.

(3)	All options shown granted in fiscal 2002 become exercisable as to 25% of the shares subject to the option on the first anniversary of the date of grant and as to 6.25% of such shares quarterly thereafter. Options were granted at an exercise price equal to the fair market value of the Company’s common stock, as determined by reference to the closing sale price of the common stock on the Nasdaq National Market on the date of grant. Exercise price may be paid in cash, by delivery of already-owned shares subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

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AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

              The following table shows stock options exercised by Named Executive Officers during fiscal 2002, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of fiscal year-end September 30, 2002. Also reported are the values for “in-the-money” options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Company’s common stock.

Name	Number of Shares Acquired On Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options at September 30, 2002		Value of Unexercised In-the-Money Options at September 30, 2002 (2)

			Exercisable	Unexercisable	Exercisable	Unexercisable

Mark R. Templeton	—	—	125,000	60,000	$141,000	$37,200
Joy E. Leo	—	—	110,000	155,000	—	27,900
Harry Dickinson	—	—	75,000	178,806	60,750	142,210
Brent Dichter	—	—	68,399	58,339	180,316	25,370
G. Lee Allgood	—	—	50,000	119,793	40,500	95,172

(1)	Fair market value of the common stock as of the date of exercise of minus the exercise price.

(2)	Closing price of the Company’s common stock as of September 30, 2002 as reported by the Nasdaq National Market and equal to $9.11 per share minus the exercise price.

Employment Contracts and Change-In-Control Arrangements

              Ms. Joy E. Leo, the Company’s Vice President, Finance and Administation, Chief Financial Officer and Secretary, has entered into an employment contract with the Company that includes a severance agreement providing that if Ms. Leo’s employment is terminated without cause by the Company within six months of a change of control of the Company, Ms. Leo will be entitled to receive a cash payment equal to six months of her base salary plus any targeted prorated bonus amount and Ms. Leo’s option granted at the time of her employment to purchase 220,000 shares of common stock will become 100% vested.

              Mr. Harry Dickinson, the Company’s Chief Operating Officer, has entered into an employment contract with the Company that includes a severance agreement providing that if Mr. Dickinson’s employment is terminated without cause by the Company within six months of a change of control of the Company, then (i) Mr. Dickinson will be entitled to receive a cash payment equal to 90 days of his base salary for each full year of service to the Company up to a maximum of six months payment; (ii) Mr. Dickinson’s employee benefits will continue on the same terms as applicable during his employment for the severance period or until he is eligible for alternative employee benefits, and (iii) the outstanding portion of Mr. Dickinson’s options granted at the time of his employment to purchase 240,000 shares of common stock will become 50% vested.

              Mr. G. Lee Allgood, the Company’s Vice President, Worldwide Sales, has entered into an employment contract with the Company that includes a severance agreement providing that if Mr. Allgood’s employment is terminated without cause by the Company within six months of a change of control of the Company, then the outstanding portion of Mr. Allgood’s options granted at the time of his employment to purchase 160,000 shares of common stock will become 50% vested.

              Mr. Neal Carney, the Company’s Vice President, Marketing, has entered into an employment contract with the Company that includes a severance agreement providing that if Mr. Carney’s employment is terminated without cause by the Company within six months of a change of control of the Company, then the outstanding portion of Mr. Carney’s options granted at the time of his employment to purchase 160,000 shares of common stock will become 50% vested.

Compensation of Directors

              At a meeting of the Board of Directors on April 18, 2000, a compensation plan for non-employee directors of the Company was adopted that includes a cash retainer of $15,000 per year payable in quarterly installments at the end of each quarter, compensation of $1,000 for each board meeting attended, compensation of $1,000 for attendance at committee meetings not held on the same day as a Board of Directors meeting and reimbursement of travel expenses. The compensation plan became effective as of April 1, 2000. Messrs. Lanza, Malmed and Kurosaki each received a retainer of $15,000 in fiscal 2002. In addition, Messrs. Lanza, Malmed and Kurosaki received $8,000 for attendance at eight Board meetings. Mr. Kurosaki received $17,967 for travel expenses to attend the Board meetings and Mr. Malmed received $200 for travel expenses.

              Messrs. Lanza and Malmed were party to consulting agreements with the Company during fiscal 2002. The agreements were terminated effective August 1, 2002 in response to the director independence requirements of the Sarbanes-Oxley Act of 2002. Mr. Lanza received no payments for consulting services during fiscal 2002. Mr. Malmed received $7,500 as payment for consulting services during fiscal 2002.

              The Company’s Director Plan provides for the non-discretionary automatic grant of options to each non-employee director of the Company (an “Outside Director”). Mr. Lanza was automatically granted an option to purchase 25,000 shares upon the effective date of the Company’s initial public offering which vests at the rate of 25% on the first anniversary of the date of grant and at the rate of 2.083% of the shares per month thereafter. Each new Outside Director who joins the Board of Directors is automatically granted an option to purchase 25,000 shares upon the date on which such person first becomes a director which vests at a rate of 25% on the first anniversary of the date of grant and at a rate of 2.083% of the shares per month thereafter. Messrs. Malmed and Kurosaki were each granted an option to purchase 25,000 shares upon their election to the Board in April 2000 and March 2001, respectively. Subsequently, each Outside Director is granted an additional option to purchase 5,000 shares of common stock at the first meeting of the Board of Directors following the Annual Meeting of Stockholders if, on such date, he or she has served as a director for at least six months, which vests at a rate of 2.083% of the shares per month following the date of grant. As described under Proposal Three in this Proxy Statement, stockholders are being asked to approve a proposed amendment to the Company’s Director Plan to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 150,000 shares to a new total of 350,000 shares, (ii) increase the automatic annual grant to each Outside Director to 15,000 shares, and (iii) provide for the following additional automatic annual grants: 30,000 shares to the Chairman of the Board of Directors, 20,000 shares to the Chairman of the Audit Committee, 10,000 shares to the Chairman of the Compensation Committee and 10,000 shares to the Chairman of the Nominating and Governance Committee. The exercise price of options granted to Outside Directors must be 100% of the fair market value of the Company’s common stock on the date of grant. On February 7, 2002, Messrs. Lanza, Malmed and Kurosaki were each granted an option to purchase 5,000 shares of the Company’s common stock at an exercise price of $15.00 per share.

Certain Transactions

              Mr. Kurosaki is a founder and a principal shareholder of Aisys Corporation and Aisys USA Inc. (together “Aisys”) and served as a director and managing general partner of Aisys until June 2002. Aisys provides services to the Company in relation to its business activities in Asia consisting of sales representation, advisory and employee administrative services. During fiscal 2002, Artisan paid $24,000 for sales representation, $42,000 in advisory fees and $28,500 in office services fees to Aisys. During fiscal 2001, Artisan paid $24,000 for sales representation, $42,000 in advisory fees and $30,000 in office services fees to Aisys. In addition, Artisan paid Aisys commissions of $116,141 and $157,250 on sales generated during fiscal 2002 and 2001, respectively. The Audit Committee of the Board of Directors, with Mr. Kurosaki abstaining, has approved these transactions between the Company and Aisys.

              In August 2001, the Company signed a lease agreement for its new headquarters located at 141 Caspian Court, Sunnyvale, California. The Company used the services of Bristol Commercial Brokerage (“Bristol”) to identify suitable locations and facilitate the final lease agreement. Bristol is owned and operated by Mr. Rod Templeton, father of the Company’s president and CEO, Mark R. Templeton. In consideration for a reduced base rental lease rate, the Company agreed to pay the brokerage fees and/or commissions due in connection with the lease agreement. As a result, Bristol received $284,000 for its services and as a commission on the total lease amount. The Company paid $142,000 in January 2002 and $142,000 in September 2001. Bristol is also acting as the Company’s agent in marketing and subleasing the premises the Company previously occupied at 1195 Bordeaux Drive, Sunnyvale, California and will receive compensation from the Company for its services in this regard only if Bristol is the procurement agent. As of September 30, 2002, these premises remained unleased. These transactions between the Company and Bristol have been approved by the Board of Directors of the Company, with Mr. Mark R. Templeton abstaining.

              Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”), is a law firm that has provided legal services to the Company and its predecessor entities since 1997. For the year ending September 30, 2002, the Company paid WSGR $333,295 for legal fees. Mr. Latta, a nominee for director of the Company, is a member of WSGR. It is anticipated that WSGR will continue to provide legal services to the Company in the current year.

              Mark Templeton, President, CEO and a director of the Company, provided limited advisory services to IT-Farm Corporation between January 2002 and January 2003. Such advisory services did not involve any compensation matters. Mr. Kurosaki, a director of the Company, serves as President and CEO of IT-Farm. Mr. Templeton did not receive any compensation for such services.

              The Company believes that the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from an unaffiliated third party.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

              The Compensation Committee of the Board of Directors reviews and approves the Company’s executive compensation policies. The following is the report of the Compensation Committee describing the compensation policies and rationales applicable to the Company’s executive officers with respect to the compensation paid to such executive officers for the fiscal year ended September 30, 2002.

         Compensation Philosophy

              The Company’s philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The primary goal of the Company’s executive compensation program is therefore to closely align the interests of the executive officers with those of the Company’s stockholders. To achieve this goal, the Company attempts to offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement. In addition, the Company attempts to maintain a portion of the executive’s total compensation at risk, tied to achievement of financial, organizational and management performance goals, and encourage executives to manage from the perspective of owners with an equity stake in the Company. To achieve these goals, the Compensation Committee has established an executive compensation program primarily consisting of cash compensation and stock options.

              The cash component of total compensation, which consists of base salary and annual bonuses, is designed to compensate executives competitively within the industry and marketplace. The Compensation Committee reviewed and approved fiscal 2002 base salaries for the Chief Executive Officer and other executives at the beginning of the year. Generally, executive officer salaries are targeted at or above the average rates paid by competitors so as to enable the Company to attract, motivate and retain highly skilled executives. Base salaries in fiscal 2002 were established by the Compensation Committee based upon an executive’s job responsibilities, level of experience, individual performance and contribution to the business. No specific formula was applied to determine the weight of each factor.

              In addition to base salary, the Company’s executive officers are eligible for annual bonuses based upon individual performance and the Company’s meeting certain revenue and profitability objectives. Sales and marketing executives are also eligible for additional cash payments above their base salaries for achieving specific performance goals or in connection with sales commissions. The annual incentive bonuses are calculated by the Compensation Committee as a percentage of the officers’ base salary. At the beginning of fiscal 2002, the Committee established target bonuses for each executive officer as a percentage of the officer’s base salary. The annual bonus amounts are tied to specific individual and department based performance targets. They are also tied to company-based performance goals such as specific levels of revenue and operating margin. The Committee evaluates the performance of the executive officers and Artisan and approves a performance rating based upon the results of its evaluation. In fiscal 2002, the persons named in the Summary Compensation Table were paid the bonus amounts shown in the Summary Compensation Table based in part on the fact that the Company exceeded its corporate performance targets for revenue and profit.

              The Company provides long-term incentives through its 1993 Plan. The purpose of the 1993 Plan is to attract and retain the best employee talent available and to create a direct link between compensation and the long-term performance of the Company. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The Committee also believes that stock options are among the prime methods of attracting and retaining key personnel that are responsible for the continued development and growth of the Company’s business and that stock options are a competitive necessity in the high technology industry. The options utilize vesting periods that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Company’s common stock on the date of grant except in the case of executive officers who hold more than 10% of the outstanding voting stock, in which case the exercise price equals 110% of the fair market value on the date of grant. The Board considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer, the anticipated contribution of the executive officer to the attainment of the Company’s long-term strategic performance goals and the number of unvested options held by each individual at the time of the new grant.

              The Compensation Committee reviewed the compensation of Mark R. Templeton, the Company’s President and Chief Executive Officer, during the fiscal year using the same criteria and policies as are employed for the other executive officers. The Committee determined to increase Mr. Templeton’s annual base salary from $200,000 to $275,000 effective May 1, 2002. Specific factors considered in compensation decisions regarding Mr. Templeton included CEO compensation among the Company’s peer group of companies, publicly available compensation survey results, the growth in the Company’s revenue and operating income in fiscal 2002, the strategic decisions made by Mr. Templeton, the addition of several important customers in fiscal 2002 and the overall contribution of Mr. Templeton to the Company’s business in fiscal 2002.

         Impact of Section 162(m) of the Internal Revenue Code

              The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company’s executive officers. Section 162(m) generally disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance-based. In general, it is the Company’s policy to qualify, to the maximum extent possible, its executives’ compensation for deductibility under applicable tax laws. As a result, at a Special Meeting of Stockholders in November 1997, the stockholders approved certain amendments to the 1993 Plan intended to preserve the Company’s ability to deduct the compensation expense relating to stock options granted under the 1993 Plan, and affirmed such amendment at the 1999 Annual Meeting of Stockholders. In approving the amount and form of compensation for the Company’s executive officers, the Compensation Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

              Submitted by the Compensation Committee of the Company’s Board of Directors:

Leon Malmed, Chairman
Lucio L. Lanza
Morio Kurosaki

20

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

              In accordance with the written charter of the Committee in effect during fiscal 2002, the Audit Committee of the Board (the “Committee”) reviews and evaluates the Company’s accounting principles and its system of internal accounting controls and monitors the corporate financial reporting of the Company. It also recommends the appointment of the Company’s independent accountants and approves the services performed by the independent accountants. The members of the Committee have been determined to be independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers (“NASD”) listing standards.

              The Committee has received from the independent accountants a formal written statement describing all relationships between the accountants and the Company that might bear on the accountants’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees,” and has discussed with the accountants any relationships that may impact their objectivity and independence, and satisfied itself as to the accountants’ independence. The Committee also discussed with management, the internal accountants and the independent accountants the quality and adequacy of the Company’s internal controls. The Committee also reviewed with the independent accountants their audit plan, audit scope and identification of audit risks.

              The Committee has discussed and reviewed with the independent accountants all communications required by accounting standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent accountants’ examination of the financial statements.

              The Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2002, with management and the independent accountants. Management has the responsibility for the preparation of the Company’s financial statements and the independent accountants have the responsibility for the examination of those financial statements.

              Based on the above review and discussions with management and the independent accountants, the Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2002 for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to stockholder approval, of the independent accountants, and the Board concurred in such recommendation.

              Submitted by the Audit Committee of the Company’s Board of Directors.

Lucio L. Lanza, Chairman
Leon Malmed
Morio Kurosaki

Corporate Governance

              As part of its ongoing effort to promote sound corporate governance and business ethics at the Company, the Board of Directors approved the following actions on November 21, 2002: (i) the adoption of a Code of Business Conduct and Ethics applicable to all employees and officers of the Company, (ii) the formation of a Nominating and Corporate Governance Committee of the Board of Directors to conduct director evaluations and nominations and oversee the Company’s compliance with new developments in the area of corporate governance, (iii) the amendment of the Charter of the Audit Committee of the Board of Directors to enhance the committee member independence requirements, update the committee’s responsibilities and authorize the committee to engage its own outside advisors as it considers necessary, and (iv) the amendment of the Charter of the Compensation Committee of the Board of Directors to enhance the committee member independence requirements, update the committee’s responsibilities and authorize the committee to engage its own outside advisors as it considers necessary.

Performance Graph

              Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company’s common stock with the cumulative return of the Nasdaq Electronic Components Stock Index and the Nasdaq Stock Market (U.S.) Index for the period commencing February 3, 1998 (the first trading date following the Company’s initial public offering) and ending on September 30, 2002. Note that historic stock price performance is not necessarily indicative of future stock price performance.

Comparison of 55 Month Cumulative Total Return*
among Artisan Components, Inc., Nasdaq Electronic Components Index, and
the Nasdaq Stock Market (U.S.) Index

	02/03/98	09/30/98	09/30/99	9/30/00	9/30/01	9/30/02

Artisan Components, Inc.	100	74	86	129	79	91
Nasdaq Electronic Components Index	100	90	182	320	90	60
Nasdaq Stock Market (U.S.) Index	100	102	167	221	90	71

*	The graph assumes that $100 was invested on February 3, 1998 (the first trading date following the Company’s initial public offering) in the Company’s common stock and in the Nasdaq Electronic Components Index and in the Nasdaq Stock Market (U.S.) Index and that all dividends were reinvested. Apart from the distribution of Rights related to the Company’s Stockholder Rights Plan, no dividends have been declared or paid on the Company’s common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

              The information contained above under the captions “Report of the Compensation Committee of the Board of Directors”, “Report of the Audit Committee of the Board of Directors” and “Performance Graph” shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ending September 30, 2002 all executive officers, directors and greater than ten percent stockholders complied with all applicable filing requirements except that Scott T. Becker, our director and Chief Technical Officer, did not timely report the shares of the Company held by his wife upon their marriage in December 2000. Shares held by Mr. Becker’s wife, Jacklin K. Becker, were reported by Mr. Becker as indirect holdings on a Form 4 filed on March 11, 2002.

Equity Compensation Plan Information

              The following table provides information as of September 30, 2002 with respect to the shares of the Company’s Common Stock that may be issued under the Company’s existing equity compensation plans.

	A	B	C

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column A)

Equity Compensation Plans Approved by Stockholders (1)	4,165,715 (3)	$9.0245	671,448 (4)
Equity Compensation Plans Not Approved by Stockholders (2)	949,782	$7.8463	27,375

Total	5,115,497	$8.8057	698,823

(1)	Consists of the 1993 Plan, the Director Plan and the 1997 Employee Stock Purchase Plan (the “Purchase Plan”).

(2)	Consists solely of the 2000 Supplemental Stock Option Plan (the “2000 Plan”) implemented to provide options for the employees who joined the Company in connection with the acquisition by the Company of the Synopsys Business Library Group in January 2001.

(3)	Includes 4,055,715 options outstanding under the 1993 Plan and 110,000 under the Director Plan. Under the terms of the 1993 Plan, 844,903 options (5% of the total outstanding common stock as of September 30, 2002) were added to the plan reserve on October 1, 2002. The 1993 Plan will expire October 1, 2003 unless earlier terminated by the Board of Directors. Excludes purchase rights accruing under the Purchase Plan. The Purchase Plan authorizes the granting of stock purchase rights to eligible employees during two-year offering periods with exercise dates approximately every six months. Shares are purchased through employee payroll deductions at purchase prices equal to 85% of the lesser of the fair market value of the Company’s Common Stock at either the first day of each offering period or the date of purchase.

(4)	Includes 115,612 shares available for issuance under the 1993 Plan, 75,209 shares available for issuance under the Director Plan and 480,627 shares available for issuance under the Purchase Plan. The Purchase Plan provides that the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Purchase Plan shall be six hundred thousand 600,000 shares, together with an annual increase to the number of shares reserved thereunder on November 24 of each year up to and including 2006 equal to the lesser of (i) 200,000 shares, (ii) one percent of the outstanding shares of the Company on such date or (iii) a lesser amount determined by the Board. Under the terms of the Purchase Plan an additional 171,837 options (one percent of the total outstanding common stock as of November 24, 2002) were added to the Purchase Plan reserve on November 24, 2002.

23

The 2000 Plan

              The 2000 Supplemental Stock Option Plan (the “2000 Plan”) was adopted by the Board of Directors on December 21, 2000 in connection with the Company’s acquisition of the physical library business of Synopsys, Inc. The 2000 Plan is a non-stockholder approved plan. Options may be granted under the 2000 Plan to employees and consultants of the Company or any parent or subsidiary of the Company other than officers and directors. Options may be granted to an officer not previously employed by the Company as an inducement essential to the individual’s entering into an employment contract with the Company. The Board initially authorized one million shares of Common Stock for issuance under the 2000 Plan. On October 1, 2002, the Board authorized an increase in the shares of Common Stock reserved for issuance under the 2000 Plan of 207,672 shares to a new total of 1,207,672 shares. All grants of options will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date. Each option will vest in installments over the optionee’s period of service. All options will vest on an accelerated basis in the event the Company is acquired and the options are not assumed or replaced by the acquiring entity. The Board of Directors may permit options granted under the 2000 Plan to vest on an accelerated basis if the Company is liquidated or dissolved. The Board may amend, alter, suspend or terminate the 2000 Plan, subject to applicable laws, regulations and stock exchange rules. The 2000 Plan will expire on December 21, 2010, unless earlier terminated by the Board. As of September 30, 2002, there were outstanding options for 949,782 shares of Common Stock, 27,375 options were available for grant and options for 22,843 shares of Common Stock had been exercised under the 2000 Plan.

              Shares issued under the 1993 Plan or the 2003 Plan will not reduce or otherwise affect the number of shares of Common Stock available for issuance under the 2000 Plan, and shares issued under the 2000 Plan will not reduce or otherwise affect the number of shares of Common Stock available for issuance under the 1993 Plan or the 2003 Plan.

OTHER MATTERS

              The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Dated: January 27, 2003

Exhibit A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
ARTISAN COMPONENTS, INC.

(As amended and restated November 21, 2002)

PURPOSE:

          The purpose of the Audit Committee of the Board of Directors of Artisan Components, Inc. (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent accountants’ qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

          In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

SCOPE & POLICY:

          Management is responsible for preparing the Company’s financial statements, and the independent accountants are responsible for auditing those financial statements. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior. The Audit Committee shall have a clear understanding with management and the independent accountants that the independent accountants are ultimately accountable to the board and the Audit Committee, as representatives of the Company’s stockholders. The Audit Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent accountants.

MEMBERSHIP:

          The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria:

•	Each member will be an independent director, as defined in (i) NASDAQ Rule 4200; (ii) the rules and regulations promulgated by the SEC and (iii) Section 301 of the Sarbanes-Oxley Act of 2002;

•	Each member will be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement, in accordance with the NASDAQ National Market Audit Committee requirements; and

A-1

•	At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent accountants to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent accountants relating to such disclosure;

•	Appointing, compensating, determining funding for and overseeing the work of the independent accountants (including resolving disagreements between management and the independent accountants regarding financial reporting) as set forth in Section 301 of the Sarbanes-Oxley Act for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and permissible non-audit services provided to the Company by the independent accountants (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible) as set forth in Section 202 of the Sarbanes-Oxley Act; in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent accountants, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent accountants;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent accountants by (i) reviewing the independent accountants’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent accountants regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent accountants’ peer review conducted every three years; (iv) discussing with the Company’s independent accountants the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent accountants in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent accountants the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

•	Directing the Company’s independent accountants to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent accountants;

•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of accountants’ services and audit committee members, member qualifications and activities;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

A-2

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

•	Reviewing the Company’s compliance with employee benefit plans;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, engaging, obtaining advice and assistance from and determine funding for outside legal, accounting or other advisors as set forth in Section 301 of the Sarbanes-Oxley Act;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing its own charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS:

          The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

          The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent accountants of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

          The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

          In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

COMPENSATION:

          Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

          Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

          The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

A-3

Exhibit B

CHARTER FOR THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
OF ARTISAN COMPONENTS, INC.

(As amended November 21, 2002)

PURPOSE:

          The purpose of the Compensation Committee established pursuant to this charter is to assume oversight responsibility for the executive compensation policies and strategies of Artisan Components, Inc. and its subsidiaries (the “Company”) and to review and make recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees.

          The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

STATEMENT OF PHILOSOPHY:

          The philosophy of the Compensation Committee is to provide compensation to the Company’s officers and directors in such a manner as to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide incentives for such persons to perform to the best of their abilities for the Company, and to promote the success of the Company’s business.

MEMBERSHIP:

          The members of the Compensation Committee are appointed by and serve at the discretion of the Board of Directors.

          The Compensation Committee shall be composed of:

•	At least two (2) “Outside Directors” as such term is defined with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended;

•	Solely of “Non-employee Director” within the meaning of Rule 16b-3 of the rules promulgated under the Securities Exchange Act of 1934, as amended; and

•	Solely of “Independent Directors” within the meaning of NASDAQ Rule 4200.

RESPONSIBILITIES:

          The responsibilities of the Compensation Committee include:

1.	Providing guidance with respect to general compensation goals and philosophies for the Company’s employees at all levels, including general performance and measurement guidelines for the determination of bonuses and other forms of incentive compensation;

2.	The Compensation Committee shall annually review and approve for the CEO and the executive officers of the Company (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements, and change in control agreements/provisions, and (e) any other benefits, compensation or arrangements;

3.	Reviewing and making recommendations from time to time to the Board of Directors regarding general equity and cash compensation incentives for the outside directors on the Board of Directors;

B-1

4.	Acting as administrator of the Company’s equity incentive plans. In its administration of the plans, the Compensation Committee may, pursuant to authority delegated by the Board of Directors (i) grant stock options or stock purchase rights to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934 in compliance with Rule 16b-3 promulgated thereunder, and in accordance with procedures and guidelines as may be established by the Board of Directors, and (ii) amend such stock options or stock purchase rights. The Compensation Committee shall also make recommendations to the Board of Directors with respect to amendments to the plans and changes in the number of shares reserved for issuance thereunder;

5.	Reviewing and making recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company;

6.	Preparing a report (to be included in the Company’s proxy statement) which describes: (a) the criteria on which compensation paid to the Chief Executive Officer and other executive officers for the last completed fiscal year is based; (b) the relationship of such compensation to the Company’s performance; and (c) the Compensation Committee’s executive compensation policies applicable to executive officers;

7.	Authorizing the repurchase of shares from terminated employees pursuant to applicable law;

8.	The Compensation Committee may form and delegate authority to subcommittees when appropriate;

9.	The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval;

10.	The Compensation Committee shall annually review its own performance; and

11.	The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used by the Company to assist in the evaluation of CEO or executive officer compensation and shall have sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

MEETINGS:

          It is anticipated that the Compensation Committee will meet at least two (2) times each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

          At a minimum of one of such meetings annually, the Compensation Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package.

MINUTES:

          The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

          The Compensation Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Compensation Committee submitted to the Board of Directors for action and copies of the written minutes of its meetings.

B-2

ADDITIONAL EXHIBITS TO THE
DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A OF
ARTISAN COMPONENTS, INC.

Not included in stockholder mailing.

Exhibit C

2003 Stock Plan of Artisan Components, Inc. and Form of Stock Option Agreement thereunder.

Exhibit D

Amended and Restated 1997 Director Option Plan of Artisan Components, Inc. and Form of Director Option Agreement thereunder.

EXHIBIT C

ARTISAN COMPONENTS, INC.

2003 STOCK PLAN

1. Purposes of the Plan. The purposes of this 2003 Stock Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

                Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

        2.         Definitions. As used herein, the following definitions shall apply:

                (a)     “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                (b)     “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

                (c)     “Board” means the Board of Directors of the Company.

                (d)     “Change in Control” means the occurrence of any of the following events:

                        (i)     Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

                        (ii)     The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

                         (iii)    A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

                        (iv)     The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

                (e)    “Code” means the Internal Revenue Code of 1986, as amended.

                (f)    “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

                (g)    “Common Stock” means the common stock of the Company.

                 (h)    “Company” means Artisan Components, Inc., a Delaware corporation.

                 (i)    “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

                 (j)    “Director” means a member of the Board.

                (k)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

                (l)    “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

                (m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                 (n)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

                        (i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                        (ii)     If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                        (iii)     In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                (o)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                (p)    “Inside Director” means a Director who is an Employee.

                (q)    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

                (r)    “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

                (s)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                (t)    “Option” means a stock option granted pursuant to the Plan.

                (u)    “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                (v)    “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

                (w)    “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

                (x)    “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

                (y)    “Outside Director” means a Director who is not an Employee.

                (z)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (aa)    “Plan” means this 2003 Stock Plan.

                (bb)    “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

                (cc)    “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                (dd)    “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                (ee)    “Section 16(b) ” means Section 16(b) of the Exchange Act.

                (ff)    “Service Provider” means an Employee, Director or Consultant.

                (gg)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                (hh)    “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

                (ii)    “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.     Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 1,000,000 Shares plus (a) any Shares which have been reserved but not issued under the Company’s 1993 Stock Option Plan (the “1993 Plan”) as of the date of stockholder approval of this Plan, and (b) any Shares returned to the 1993 Plan as a result of termination of options or repurchase of Shares issued under the 1993 Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

                If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4.     Administration of the Plan.

                 (a)      Procedure.

                        (i)    Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

                        (ii)    Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

                        (iii)    Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                        (iv)    Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                (b)    Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                        (i)     to determine the Fair Market Value;

                        (ii)     to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                        (iii)     to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                        (iv)     to approve forms of agreement for use under the Plan;

                        (v)     to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                        (vi)     to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                        (vii)     to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

                        (viii)     to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                        (ix)     to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                        (x)     to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                        (xi)     to make all other determinations deemed necessary or advisable for administering the Plan.

                (c)    Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

                (d)    Stockholder Approval. The Administrator shall not reduce the exercise price of any previously granted option or stock purchase right nor institute an Option Exchange Program without the consent of the stockholders of the Company.

        5.    Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.    Limitations.

                (a)     Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                (b)     Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

                (c)     The following limitations shall apply to grants of Options:

                        (i)     No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 300,000 Shares.

                        (ii)     In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 200,000 Shares, which shall not count against the limit set forth in subsection (i) above.

                        (iii)     The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

                        (iv)     If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        7.    Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

        8.    Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9.    Option Exercise Price and Consideration.

                (a)    Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                        (i)     In the case of an Incentive Stock Option

                              (A)     granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                              (B)     granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                        (ii)     In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                        (iii)     Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                 (b)     Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

                 (c)     Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                        (i)     cash;

                        (ii)     check;

                        (iii)     promissory note (may not be used by Directors or Officers);

                        (iv)     other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                        (v)     consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                        (vi)     a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

                        (vii)     any combination of the foregoing methods of payment; or

                        (viii)     such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10.    Exercise of Option.

                (a)    Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                        An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

                        Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (b)    Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (c)    Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (d)    Death of Optionee . If an Optionee dies while a Service Provider, the Option may be exercised following the Optionee’s death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee’s death. If, at the time of death, Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        11.    Stock Purchase Rights.

                (a)    Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                (b)    Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

                (c)    Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

                (d)    Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

        12.    Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

        13.    Adjustments Upon Changes in Capitalization, Merger or Change in Control.

                (a)    Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the number of Shares that may be added annually to the Plan pursuant to Section 3(i), and the number of shares of Common Stock as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                (b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

                (c)    Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.

                        In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

                        For the purposes of this subsection (c), the Option or Stock Purchase Right shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

        14.    Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        15.    Amendment and Termination of the Plan.

                (a)    Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                (b)    Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                (c)    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        16.    Conditions Upon Issuance of Shares.

                (a)    Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                (b)    Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        17.    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        18.    Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        19.    Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

ARTISAN COMPONENTS, INC.

2003 STOCK PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.	NOTICE OF STOCK OPTION GRANT

[Optionee’s Name and Address]

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number	____________________________________________________

Date of Grant	____________________________________________________

Vesting Commencement Date	____________________________________________________

Exercise Price per Share	$___________________________________________________

Total Number of Shares Granted	____________________________________________________

Total Exercise Price	$___________________________________________________

Type of Option:	___ Incentive Stock Option

___Nonstatutory Stock Option

Term/Expiration Date:	____________________________________________________

        Vesting Schedule:

        This Option may be exercised, in whole or in part, in accordance with the following schedule:

        [25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates].

        Termination Period:

        This Option may be exercised for [three months] after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for [twelve months] after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.	AGREEMENT

        A.     Grant of Option.

              The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the “Optionee”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

              If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option (“NSO”).

         B.    Exercise of Option.

              (a)    Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

              (b)    Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to [title] of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                         No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        C.     Method of Payment.

                (a)       Optonees Outside India. For Options granted to Optionees outside India, payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                1.     cash;

                2.     check;

                3.     consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, including the cashless exercise program outlined on Exhibit B hereto;

                4.     surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares;

                5.     with the Administrator’s consent and provided that Optionee is not an executive officer or director of the Company, delivery by Optionee of a promissory note in form and substance satisfactory to the Administrator in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of a security agreement in form and substance satisfactory to the Administrator; or

                6.     a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement.

                (b)       Optionees in India. For Options granted to Optionees in India, payment of the aggregate Exercise Price shall be solely by means of consideration received by the Company under the cashless exercise program outlined on Exhibit B hereto.

        D.     Non-Transferability of Option.

                This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        E.     Term of Option.

                This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

        F.     Tax Consequences.

                Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

        G.    Exercising the Option.

                1.    Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                2.    Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

                3.    Disposition of Shares.

                        (a)    NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                        (b)    ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

                        (c)    Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

        H.    Entire Agreement; Governing Law.

                The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

        I.     NO GUARANTEE OF CONTINUED SERVICE.

                OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	ARTISAN COMPONENTS, INC.

_________________________________	_________________________________
Signature	By

_________________________________	_________________________________
Print Name	Title
_________________________________
Residence Address

_________________________________

-5-

CONSENT OF SPOUSE

              The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company’s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

—————————————————— Spouse of Optionee

EXHIBIT A

ARTISAN COMPONENTS, INC.

2003 STOCK PLAN

EXERCISE NOTICE

Artisan Components, Inc.
[141 Caspian Court
Sunnyvale, CA 94089]

Attention: [Title]

        1.    Exercise of Option. Effective as of today, ________________, _____, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Artisan Components, Inc. (the “Company”) under and pursuant to the 2003 Stock Plan (the “Plan”) and the Stock Option Agreement dated, _____ (the “Option Agreement”). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

        2.    Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

        3.    Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4.    Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

        5.    Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6.    Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:	Accepted by:

PURCHASER:	ARTISAN COMPONENTS, INC.

_________________________________	_________________________________
Signature	By

_________________________________	_________________________________
Print Name	Its

Address:	Address:

_________________________________	ARTISAN COMPONENTS, INC

_________________________________	[141 Caspian Court
Sunnyvale, California 94089]
_________________________________
_________________________________
Date Received

-2-

EXHIBIT B

CASHLESS EXERCISE PROGRAM

              The terms and provisions of the Plan shall govern the rights of all Optionees. This Exhibit B is an appendix to the Plan. In the event that any conflict arises between the terms and conditions of the Plan and this Exhibit B, the terms and conditions of this Exhibit B shall prevail. Notwithstanding any provision in the Plan to the contrary, Options granted to Optionees in India shall be subject to the Plan’s approval by the Reserve Bank of India, if required, and the following provisions.

              The Cashless Exercise Program (referenced in the Option Agreement) provides that the Optionee, upon exercise of an Option, will receive cash or Common Stock, or a combination thereof, equal to the difference between the fair market value of the Common Stock on the exercise day and the Option exercise price, multiplied by the number of Shares of Common Stock represented by the Option exercise. Applicable tax withholding and transaction charges may be deducted from this resulting amount. The transaction will be consummated through a broker, who will sell all or a portion of the Optioned Stock on the open market, as per the Optionee’s instructions. A portion of the proceeds from such sale will be transferred to the Company in satisfaction of the Optionee’s exercise price. Any remaining Common Stock or cash will be remitted to the Optionee. No cash or other property will be transferred out of India.

Example:

              Assume an option grant to purchase 5,000 share with a per share exercise price of US$10 which equals the fair market value of a share on the date of grant. Assume further that the fair market value on the date of exercise is US$15 per share. Upon exercise, the Optionee would receive the following:

-Total market value	= US$75,000
-Total exercise price	= US$50,000
-Profit	= US$25,000

              Therefore, the Optionee receives US$25,000(1) (in the applicable denomination) or 1,666 shares (US$25,000/15 = 1,666) without any cash expenditures. The Optionee is free to choose any combination of cash and Common Stock.

(1)	Please note that for simplicity, tax withholding and transaction charges, if any, have not been calculated in this example.

EXHIBIT D

ARTISAN COMPONENTS, INC.

[DRAFT] 1997 DIRECTOR OPTION PLAN

(As amended March __, 2003)

        1.    Purposes of the Plan. The purposes of this 1997 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

        All options granted hereunder shall be nonstatutory stock options.

        2.    Definitions. As used herein, the following definitions shall apply:

                (a)     “Board” means the Board of Directors of the Company.

                (b)     “Code” means the Internal Revenue Code of 1986, as amended.

                (c)     “Common Stock” means the common stock of the Company.

                (d)     “Company” means Artisan Components, Inc., a Delaware corporation.

                (e)     “Director” means a member of the Board.

                (f)     “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

                (g)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                (h)     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

                        (i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                        (ii)     If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                        (iii)     In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                (i)     “Inside Director” means a Director who is an Employee.

                (j)     “Option” means a stock option granted pursuant to the Plan.

                (k)     “Optioned Stock” means the Common Stock subject to an Option.

                (l)     “Optionee” means a Director who holds an Option.

                (m)     “Outside Director” means a Director who is not an Employee.

                (n)     “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (o)     “Plan” means this 1997 Director Option Plan.

                (p)     “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                (q)     “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

        3.    Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 350,000 Shares (after giving effect to the one-for-two reverse stock split approved by the shareholders of the Company on November 24, 1997) of Common Stock (the “Pool”). The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

        4.    Administration and Grants of Options under the Plan.

                (a)    Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                        (i)     No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                         (ii)     Each Outside Director as of the effective date of this Plan, as determined in accordance with Section 6 hereof, shall be automatically granted an Option to purchase 25,000 (post-split) Shares (the “First Option”) at the initial public offering price of the Company’s Common Stock. Each person who becomes an Outside Director after the effective date of the initial public offering shall be automatically granted an Option to purchase 25,000 Shares (post-split) (such Option shall each be known as a “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

                         (iii)    (A)    Each Outside Director shall be automatically granted an Option to purchase 15,000 Shares (post-split) (a “Subsequent Director Option”) on the date of the next meeting of the Board of Directors following the annual meeting of shareholders of each year (beginning with the meeting for fiscal year 1998) provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

                                    (B)    Certain Outside Directors shall be automatically granted an additional Option on the date of the next meeting of the Board of Directors following the annual meeting of shareholders of each year (beginning with the meeting in fiscal year 2003) (each such meeting of the Board of Directors, the “Annual Board Meeting”) in accordance with the following: (1) the Chairman of the Board appointed at the Annual Board Meeting will be automatically granted an option to purchase an additional 30,000 shares of Common Stock, (2) the Chairman of the Audit Committee appointed at the Annual Board Meeting will be automatically granted an option to purchase an additional 20,000 shares of Common Stock, (3) the Chairman of the Compensation Committee appointed at the Annual Board Meeting will be automatically granted an option to purchase an additional 10,000 shares of Common Stock, and (4) the Chairman of the Nominating and Governance Committee appointed at the Annual Board Meeting will be automatically granted an option to purchase an additional 10,000 shares of Common Stock (each such grant, a “Subsequent Chairman Option” and, each such Subsequent Chairman Option and each Subsequent Director Option, a “Subsequent Option”); provided in each case that such Chairman is an Outside Director.

                         (iv)     Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

                         (v)     The terms of a First Option granted hereunder shall be as follows:

        (A)    the term of the First Option shall be ten (10) years.

        (B)     the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

        (C)     the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

        (D)        subject to Section 10 hereof, the First Option shall become exercisable as to 25% of the shares subject to the Option on the first anniversary of its date of grant and 1/48th of the Shares each month thereafter so that the First Option shall be fully exercisable four (4) years after its date of grant, provided that the Optionee continues to serve as a Director on such dates.

                        (vi)     The terms of a Subsequent Option granted hereunder shall be as follows:

        (A)        the term of the Subsequent Option shall be ten (10) years.

        (B)        the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

        (C)        the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

        (D)        subject to Section 10 hereof, the Subsequent Option shall become exercisable as to 1/48th of the Shares subject to the Subsequent Option on each monthly anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

                        (vii)     In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

        5.    Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

        The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

        6.    Term of Plan. The Plan shall become effective upon the effective date of the Company’s initial public offering of its Common Stock that is registered with the Securities and Exchange Commission. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

        7.    Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

        8.    Exercise of Option.

                (a)    Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

        An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (b)    Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee’s status as a Director terminates (other than upon the Optionee’s death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                (c)    Disability of Optionee. In the event Optionee’s status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                (d)    Death of Optionee. In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

        9.    Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        10.    Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                (a)    Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                (b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

                (c)    Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the “Successor Corporation”). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee’s status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above.

        If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

        For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        11.    Amendment and Termination of the Plan.

                (a)    Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                (b)     Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

                12.    Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

        13.    Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        14.    Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        15.    Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        16.    Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

ARTISAN COMPONENTS, INC.

DIRECTOR OPTION AGREEMENT

        Artisan Components, Inc., a Delaware corporation (the “Company”), has granted to _______________________ (the “Optionee”), an option to purchase a total of __________________ (_________) shares of the Company’s Common Stock (the “Optioned Stock”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company’s 1997 Director Option Plan (the “Plan”) adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

        1.    Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

        2.   Exercise Price. The exercise price is $_______ for each share of Common Stock.

        3.    Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

        (i)       Right to Exercise.

                (a)    This Option shall become exercisable in installments cumulatively with respect to [25% of the Optioned Stock shall be exercisable one year after the date of grant and one forty-eighth (1/48th) of the Option Stock on each monthly anniversary of the date of grant, so that one hundred percent (100%) of the Optioned Stock shall be exercisable four years after the date of grant] OR FOR SECOND GRANTS [one forty-eighth (1/48th) of the Optioned Stock on each monthly anniversary of the date of grant, so that one hundred percent (100%) of the Optioned Stock shall be exercisable four years after the date of grant.

                (b)     This Option may not be exercised for a fraction of a share.

                (c)     In the event of Optionee’s death, disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

        (ii)    Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

        4.    Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

        (i)     cash;

        (ii)     check;

        (iii)     surrender of other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

        (iv)     delivery of a properly executed exercise notice together with such other documentation as the Company and the broker shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price.

        5.    Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        6.    Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        7.    Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

        8.    Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of Section 83 in general and the availability a Section 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

DATE OF GRANT: ______________	ARTISAN COMPONENTS, INC. a Delaware corporation By: ——————————————

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              Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated: __________________________	___________________________________ Optionee

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EXHIBIT A

DIRECTOR OPTION EXERCISE NOTICE

Artisan Components, Inc.
[141 Caspian Court
Sunnyvale, CA 94089]

Attention: Corporate Secretary

        1.       Exercise of Option. The undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase ______ shares of the Common Stock (the “Shares”) of Artisan Components, Inc. (the “Company”) under and pursuant to the Company’s 1997 Director Option Plan and the Director Option Agreement dated _______________ (the “Agreement”).

        2.       Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Agreement.

        3.       Federal Restrictions on Transfer. Optionee understands that the Shares must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the “1933 Act”), or unless an exemption from such registration is available, and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

        4.       Tax Consequences. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        5.       Delivery of Payment. Optionee herewith delivers to the Company the aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

        6.       Entire Agreement. The Agreement is incorporated herein by reference. This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Exercise Notice and the Agreement are governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:

OPTIONEE:	ARTISAN COMPONENTS, INC.

By:____________________________________

Its:____________________________________

Address:________________________________

Dated:__________________________________	Dated:__________________________________

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ARTISAN COMPONENTS, INC.
2003 ANNUAL MEETING OF STOCKHOLDERS
March 6, 2003

The undersigned stockholder of ARTISAN COMPONENTS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated January 27, 2003, and hereby appoints Mark R. Templeton and Joy E. Leo, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of ARTISAN COMPONENTS, INC. to be held on March 6, 2003 at 10:00 a.m. local time, at 141 Caspian Court, Sunnyvale, California and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this card.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, APPROVAL OF THE 2003 STOCK PLAN, APPROVAL OF THE AMENDMENTS TO THE 1997 DIRECTOR OPTION PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS AND, AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Artisan Components, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     ARTCM1     KEEP THIS PORTION FOR YOUR RECORDS

     DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARTISAN COMPONENTS, INC

This Proxy is solicited on behalf of the Board of Directors

Vote On Directors

	For All	Withhold All	For All Except
1. ELECTION OF DIRECTORS: 01) Mark R. Templeton 02) Scott T. Becker 03) Lucio L. Lanza 04) R. Stephen Heinrichs 05) Morio Kurosaki 06) Robert P. Latta 07) Leon Malmed	|_|	|_|	|_|

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below. ——————————————————————————————————————————

Vote On Proposals	For	Against	Abstain

2. APPROVAL OF 2003 STOCK PLAN.	|_|	|_|	|_|

3. AMENDMENT OF 1997 DIRECTOR OPTION PLAN.	|_|	|_|	|_|

4. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003.	|_|	|_|	|_|

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

—————————————————      ——————————
Signature [PLEASE SIGN WITHIN BOX]        Date

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Signature (Joint Owners)                                     Date